UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


        Date of Report (Date of earliest event reported): August 13, 1999


                               ALLTEL CORPORATION
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             (Exact name of registrant as specified in its charter)



 Delaware                              1-4996                    34-0868285
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(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


One Allied Drive, Little Rock, Arkansas                        72202
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(Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code     (501) 905-8000
                                                  ------------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events


                  ALLTEL Corporation ("ALLTEL" or the "Company') requested Arthur Andersen LLP, the Company's independent accountants, to extend their auditing procedures to take full responsibility for the audit of the consolidated financial statements of ALLTEL and its subsidiaries for the years ended December 31, 1998, 1997 and 1996. As a result of this request, Arthur Andersen LLP has reissued its unqualified audit opinion on the consolidated financial statements of the Company for the years ended December 31, 1998, 1997 and 1996 and has excluded any reference to the report of other auditors. The revised audited consolidated financial statements included in this filing consist of the following:

                    (a)    Report of Independent Public Accountants.

                    (b) Audited consolidated balance sheets as of December 31, 1998 and 1997.

                    (c) Audited consolidated statements of income for the years ended December 31, 1998, 1997 and 1996.

                    (d) Audited consolidated statements of cash flows for the years ended December 31, 1998, 1997 and 1996.

                    (e) Audited consolidated statements of shareholders' equity for the years ended December 31, 1998, 1997 and
                           1996.

                    (f) Notes to audited consolidated financial statements for the years ended December 31, 1998, 1997 and 1996.

                  The revised consolidated financial statements also include supplemental financial information related to the completion of the Company's merger with Aliant Communications, Inc., effective July 2, 1999. (See Note 17 on page 31 of this filing.)

                  Note that the only changes to ALLTEL's consolidated financial statements for the years ended December 31, 1998, 1997 and 1996, as previously filed with the Securities and Exchange Commission, are the reissued audit opinion of Arthur Andersen LLP and the supplemental financial information included in
                  Note 17, as discussed above.

                  Exhibits.

                  See Exhibit Index.




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


                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                               ALLTEL CORPORATION
                                   ---------------------------------------------
                                                  (Registrant)



                                           By: /s/ Jeffery R. Gardner
                                   ---------------------------------------------
                                                Jeffery R. Gardner
                                   Senior Vice President - Finance and Treasurer
                                                 August 13, 1999


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


                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                                    Page
Number              Description of Exhibits                               Number
-------             -----------------------                               ------

 23.1     Consent of Arthur Andersen LLP                                    32

 27.1     Financial Data Schedule for the year ended December 31, 1998      33

 99.1     Revised audited consolidated financial statements of ALLTEL
            Corporation for the years ended December 31, 1998, 1997 and 1996:

           (i)  Report of Independent Public Accountants                     6
          (ii)  Audited consolidated balance sheets as of December 31,
                  1998 and 1997                                              7
         (iii)  Audited consolidated statements of income for the
                  years ended December 31, 1998, 1997 and 1996               8
          (iv)  Audited consolidated statements of cash flows for
                  the years ended December 31, 1998, 1997 and 1996           9
           (v)  Audited consolidated statements of shareowners'
                  equity for the years ended December 1998, 1997
                  and 1996                                                  10
          (vi)  Notes to audited consolidated financial statements         11-31


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